APPROPRIATED RESERVES (Tables)	12 Months Ended
Dec. 31, 2018
Disclosure Of Appropriated Reserves [Abstract]
Disclosure of reserves within equity [text block]
As of December 31, 2018 and December 31, 2017 the appropriated retained earnings consist of the following

Concept	December 31, 2018	December 31, 2017
In millions of COP
Appropriation of net income (1)	9,312,009	8,709,922
For Fiscal provisions (2)	276,640	196,318
Others	153,125	138,915
Total Appropiated reserves	9,741,774	9,045,155

(1)
The legal reserve fulfills two objetives: to increase and maintain the company's capital and to absorb economic losses. Based on the aforementioned, this amount shall not be distributed in dividends to the stockholders.

(2)
Pursuant to Article 130 of Tax Statute, a non-distributable reserve to the shareholders must be established for the 70% of the diference between the accounting and the tax depreciation, when the tax depreciation is greater than the accounting depreciation.